UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 14, 2017

PTC Inc.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

0-18059	04-2866152
(Commission File Number)	(IRS Employer Identification No.)

140 Kendrick Street Needham, Massachusetts	02494-2714
(Address of Principal Executive Offices)	(Zip Code)

(781) 370-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

The PTC Inc. Board of Directors elected Dr. Corinna Lathan as a director of the company effective as of August 15, 2017, to serve until the 2018 Annual Meeting of Stockholders. Dr. Lathan, age 49, is the Chief Executive Officer, Co-Founder and Chair of the Board of AnthroTronix, Inc., a biomedical engineering research and development company. Prior to that, Dr. Lathan was an Associate Professor of Biomedical Engineering at The Catholic University of America and an Adjunct Associate Professor of Aerospace Engineering at the University of Maryland, College Park. Dr. Lathan received her B.A. in Biopsychology and Mathematics from Swarthmore College, and an S.M. in Aeronautics and Astronautics and Ph.D. in Neuroscience from MIT.

Dr. Lathan was appointed to the Audit Committee of the Board upon election.

Dr. Lathan was granted 7,023 restricted stock units (RSUs), each representing the right to one share of PTC common stock, as a new director retention grant, which RSUs will vest in two substantially equal installments on each of August 15, 2018 and 2019, provided she remains a director of PTC on the relevant vest dates. In addition, Dr. Lathan will receive annual Board and committee cash retainers and an annual equity retainer in the same amounts as our non-employee directors (other than our Chairman of the Board). For her current term, those amounts were pro-rated for the remaining portion of the current term. Accordingly, her annual Board cash retainer was pro-rated to $27,000, her annual committee cash retainer was pro-rated to $8,215, and her annual equity retainer was pro-rated to 2,537 RSUs, which RSUs will vest on the earlier of the date of 2018 Annual Meeting of Stockholders or March 15, 2018 if she remains a director of PTC on that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Inc.

Date: August 17, 2017	By:	/s/ Aaron C. von Staats
Aaron C. von Staats
General Counsel & Secretary